--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 12, 2000

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

  MARYLAND                         1-12844                     58-1468053
(State or Other                (Commission File             (I.R.S. Employer
Jurisdiction of                    Number)                   Identification
Incorporation)                                                    Number)

                359 EAST PACES FERRY ROAD
                SUITE 400
                ATLANTA, GEORGIA                             30305
               (Address of Principal Executive Offices)    (Zip Code)


                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)


--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

               JDN Realty Corporation (the "Company") is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission a press release issued by the Company on April 12, 2000. A copy of the related press release is included as an exhibit to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (C) EXHIBITS.



Exhibit No.                     Description
-----------                     -----------
      99.1         Press Release: JDN REALTY CORPORATION ANNOUNCES ADDITIONAL
                   DISCOVERIES BY SPECIAL COMMITTEE; 1999 ANNUAL REPORT TO BE
                   DELAYED; ADDITIONAL MANAGEMENT CHANGES ANNOUNCED; DISCUSSIONS
                   WITH BANK GROUPS CONTINUE

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            JDN REALTY CORPORATION



                                            By: /s/ John D. Harris, Jr.
                                               ---------------------------------
                                               John D. Harris, Jr.
                                               Controller

Date: April 12, 2000

                                INDEX TO EXHIBITS



Exhibit No.                     Description
-----------                     -----------
      99.1        Press Release: JDN REALTY CORPORATION ANNOUNCES ADDITIONAL
                  DISCOVERIES BY SPECIAL COMMITTEE; 1999 ANNUAL REPORT TO BE
                  DELAYED; ADDITIONAL MANAGEMENT CHANGES ANNOUNCED; DISCUSSIONS
                  WITH BANK GROUPS CONTINUE
